UNITED STATES
                        SECURITES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest reported)   February 15, 2005
                                           ---------------------


                              Multiband Corporation
             ------------------------------------------------------
             (Exact name of registrant as specified in its chapter)


          Minnesota                       13529                    41-1255001
----------------------------    ------------------------     -------------------
(State or other jurisdiction    (Commission File Number)        (IRS Employer
       of incorporation)                                     Identification No.)


        9449 Science Center Drive
           New Hope, Minnesota                                        55428
--------------------------------------------                  ------------------
(Address of principal executive offices)                           (Zip Code)



Registrant's telephone number, including area code      763-504-3000
                                                    -------------------


          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

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Item 1.01

Entry into a Material Definitive Agreement

On February 15, 2005, the Company entered into a new three year employment agreement with James Mandel, Chief Executive Officer. A copy of said agreement is attached hereto as an exhibit.


                                   Signatures

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this Form 8-K report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  February 15, 2005

                                                 Multiband Corporation


                                                 By  James L. Mandel
                                                     ---------------------------
                                                     James L. Mandel
                                                     Chief Executive Officer

                                  Exhibit Index


Mandel Employment Agreement